COLUMBIA ACORN TRUST

                               COLUMBIA ACORN FUND
                          COLUMBIA ACORN INTERNATIONAL
                               COLUMBIA ACORN USA
                              COLUMBIA ACORN SELECT
                       COLUMBIA ACORN INTERNATIONAL SELECT
                            COLUMBIA THERMOSTAT FUND


         The Funds listed above are referred to collectively as the "Funds" and Columbia Acorn Trust is referred to herein as the "Trust."


                SUPPLEMENT DATED OCTOBER 31, 2005 TO THE FUNDS'
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005

The following language is added as the second and third sentences to the first paragraph under the heading "How to Buy Shares" as follows:

         In addition, you may, subject to the approval of the Trust, purchase shares of a Fund with securities that are held in the Funds' portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by the Fund [consistent with the Fund's investment objectives and restrictions]) that have a value that is readily ascertainable in accordance with the Trust's valuation policies. Should the Trust approve your purchase of a Fund's shares with securities, the Trust would follow its purchase-in-kind procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange after receipt of the purchase order) pursuant to the Trust's valuation procedures as then in effect, and you would receive the number of Fund shares having a net asset value on the purchase date equal to the aggregate purchase price.




                                                               SUP-39/91655-1105